Exhibit 99.1

Digital Ally Announces Acquisition of Growing National Event Ticket Marketplace

Acquisition of TicketSmarter, LLC, and GoodyTickets, LLC, anticipated to generate

$25 million in 2022 revenues, and provide operational and marketing synergies across the organization

Lenexa, KS | September 8, 2021

Digital Ally, Inc. (NASDAQ: DGLY) (the “Company”), which develops, manufactures, and markets advanced video recording products and other critical safety products for law enforcement, emergency management, fleet safety, and security for venues and events, announces the acquisition of TicketSmarter, LLC (“TicketSmarter”), and Goody Tickets, LLC (“Goody Tickets”) a national ticket marketplace with 48 million tickets for sale for over 125,000 live events, through its platform TicketSmarter.com.

The purchase price was $14.1 million with approximately 70% paid at closing through a combination of cash and Digital Ally shares, and the remaining balance to be paid through an earn-out promissory note payable by March 31, 2022. The earnout note is subject to adjustment based on the 2021 earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of TicketSmarter, Inc. Digital Ally formed TicketSmarter, Inc., a new wholly-owned subsidiary to complete the acquisition of both TicketSmarter and Goody Tickets which businesses will operate under the name TicketSmarter, Inc.

“We are excited to add TicketSmarter to our growing holdings of solid earnings and growth-potential businesses; we believe the TicketSmarter acquisition will be accretive to earnings immediately and that shareholders will benefit from its long-term value based on the attractive price we paid as compared to the multiples commanded by similar public companies,” said Stan Ross, CEO of Digital Ally, adding, “We are eager to work with Jeff Goodman and his team to continue this business on its growth trajectory, while leveraging organizational synergies and optimizing integration opportunities with other Digital Ally holdings, such as our video recording and health protection products.”

“As we considered funding strategies for the fulfillment of our long-term vision for TicketSmarter, it became apparent that Digital Ally’s resources – and Stan’s connections in the live entertainment industry – would be critical for our company’s continued growth as an innovation leader in our industry,” said Jeff Goodman, CEO of TicketSmarter.

With the formation of TicketSmarter, Inc., Digital Ally continues to build its holdings with organizations that demonstrate the common traits of positive earnings, growth potential, higher-margin service channels and organizational synergies that take advantage of several of the Digital Ally historical businesses and relationships. The historical consistency shown by TicketSmarter and Goody Tickets prior to the impact of COVID-19 resulted in revenues exceeding $20 million annually, with approximate average annual earnings exceeding $1.5 million.

About TicketSmarter

With 48 million tickets for sale for over 125,000 live events TicketSmarter® is a national ticket marketplace offering tickets for live events featuring sports, concerts and theater. TicketSmarter is the official ticket resell partner of Rose Bowl Stadium and the title sponsor of the TicketSmarter Birmingham Bowl with ESPN Events. Additionally, TicketSmarter is the official ticket resell partner of more than 35 collegiate conferences, 250+ universities, and hundreds of events, venues, and charities nationally – including St. Jude Children’s Research Hospital, V Foundation and Quarterbacking Children’s Health Foundation.

About Digital Ally

Digital Ally® specializes in the design and manufacturing of the highest quality video recording equipment and video analytic software. Digital Ally pushes the boundaries of technology in industries such as law enforcement, emergency management, fleet safety and event security. Digital Ally’s complete product solutions include vehicle and body cameras, flexible software storage, automatic recording technology and various critical safety products. In addition, Digital Ally launched the Shield Health Protection Products line including Shield Cleansers, a highly effective, yet safe, disinfectant and sanitizer for use against SARS-CoV-2, a non-contact thermometer/controlled-entry device, an electrostatic sprayer for fast and efficient disinfecting of large areas, and a variety of personal protective equipment including face masks, gloves and sanitizer wipes. With its recent formation of Digital Ally Healthcare, Inc., and acquisition of TicketSmarter, LLC, Digital Ally continues to add organizations that demonstrate the common traits of positive earnings, growth potential and organizational synergies.

For additional news and information please visit www.digitalallyinc.com or follow additional

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Contact Information

Stanton Ross, CEO

Tom Heckman, CFO

Digital Ally, Inc.

913-814-7774

info@digitalallyinc.com

This Press Release (the “Release”) of Digital Ally, Inc. (the “Company”, “we”, “us”, or “our”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “should,” “could,” “will,” “plan,” “future,” “continue,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These forward-looking statements are based largely on our expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond our control. Therefore, actual results could differ materially from the forward-looking statements contained in this Release, and readers are cautioned not to place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A wide variety of factors could cause or contribute to such differences and could adversely impact revenues, profitability, cash flows and capital needs. There can be no assurance that the forward-looking statements contained in this document will, in fact, transpire or prove to be accurate.

Factors that could cause or contribute to our actual results differing materially from those discussed herein or for our stock price to be adversely affected include, but are not limited to: (1) our losses in recent years, including during fiscal 2020 and 2019; (2) economic and other risks for our business from the effects of the COVID-19 pandemic, including the impacts on our law-enforcement and commercial customers, suppliers and employees, the pandemic’s impact on the historical TicketSmarter business, and on our ability to raise capital as required; (3) our ability to increase revenues, increase our margins and return to consistent profitability in the current economic and competitive environment; (4) our operation in developing new markets and uncertainty as to market acceptance of our technology, new products, our ability to grow the Digital Ally Healthcare subsidiary and effect profitable and well-diligenced RCM acquisitions, and our ability to grow the TicketSmarter subsidiary and effect profitable and well-diligenced acquisitions in complementary businesses; (5) the availability of funding from federal, state and local governments to facilitate the budgets of law enforcement agencies, including the timing, amount and restrictions on such funding; (6) our ability to deliver our new product offerings such as the Shield™ disinfectant/sanitizers products and ThermoVU™ temperature screening systems, whether such new products perform as planned or advertised and whether they will help increase our revenues; (7) whether we will be able to increase the sales, domestically and internationally, for our products in the future; (8) our ability to maintain or expand our share of the market for our products in the domestic and international markets in which we compete, including increasing our international revenues; (9) our ability to produce our products in a cost-effective manner; (10) competition from larger, more established companies with far greater economic and human resources; (11) our ability to attract and retain quality employees; (12) risks related to dealing with governmental customers; (13) our expenditure of significant resources in anticipation of sales due to our lengthy sales cycle and the potential to receive no revenue in return; (14) our ability to identify, execute, and integrate acquisitions that will achieve the desired synergies to achieve our business plan; (15) that stockholders may lose all or part of their investment if we are unable to compete in our markets and return to profitability; (16) defects in our products that could impair our ability to sell our products or could result in litigation and other significant costs; (17) our dependence on key personnel; (18) our reliance on third-party distributors and sales representatives for part of our marketing capability; (19) our dependence on a few manufacturers and suppliers for components of our products and our dependence on domestic and foreign manufacturers for certain of our products; (20) our ability to protect technology through patents and to protect our proprietary technology and information, such as trade secrets, through other similar means; (21) our ability to generate more recurring cloud and service revenues; (22) risks related to our license arrangements; (23) our revenues and operating results may fluctuate unexpectedly from quarter to quarter; (24) sufficient voting power by coalitions of a few of our larger stockholders, including directors and officers, to make corporate governance decisions that could have a significant effect on us and the other stockholders; (25) the sale of substantial amounts of our common stock, par value $0.001 per share (the “Common Stock”), that may have a depressive effect on the market price of the outstanding shares of our Common Stock; (26) the possible issuance of Common Stock subject to options and warrants that may dilute the interest of stockholders; (27) our nonpayment of dividends and lack of plans to pay dividends in the future; (28) future sale of a substantial number of shares of our Common Stock that could depress the trading price of our Common Stock, lower our value and make it more difficult for us to raise capital; (29) our additional securities available for issuance, which, if issued, could adversely affect the rights of the holders of our Common Stock; (30) the likely high volatility of our stock price due to a number of factors, including a relatively limited public float; (31) whether such technology will have a significant impact on our revenues in the long-term; and (32) indemnification of our officers and directors.